UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2022

Innovative Food Holdings, Inc.
(Exact name of registrant as specified in its charter)

Florida	0-9376	20-1167761
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

28411 Race Track Road, Bonita Springs, Florida	34135
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (239) 596-0204

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01.	Entry into a Material Definitive Agreement.

Term Loan

The Company and its subsidiary, Innovative Food Properties, LLC (“IFP”), as borrowers, entered into two similar Loan Agreements, dated as of the Closing Date (the “Term Loan Agreements”), with the Lender for an aggregate of $10,455,680, before fees, first-lien secured term loans (the “Term Loans”). The Term Loan Agreements provide for the Term Loans to be disbursed in two tranches. On the Closing Date, an initial loan in the amount of $5,695,052.11 was disbursed by the Lender with such proceeds used to repay the Company’s existing term loans with Fifth Third Bank. The initial loan tranche of the Term Loans mature on November 28, 2022 (the “Maturity Date”), however, upon receipt of the USDA Guarantee, the bridge loan will convert into long term financing and the second tranche of the Term Loans, in the aggregate amount of $4,760,627.89, will be disbursed and the Company will have the option of extending the term of the Term Loans to June 6, 2052. A portion of the second tranche, in the amount of $2,314,629.58, will be disbursed by the Lender to an account maintained with the Lender (the “Debt Service Reserve”) to be utilized by the Company, at the discretion of the Lender, only for specific uses through June 1, 2024, as detailed in the Loan Agreements. Any unutilized amount remaining in the Debt Service Reserve after June 1, 2024, shall be applied to the Indebtedness, and any amount remaining in the Debt Service Reserve after the Indebtedness has been paid in full shall be returned to the Company.

Amounts outstanding under the Term Loans will bear interest at the rate equal to the lesser of (a) the Maximum Lawful Rate, or (b) the greater of (i) WSJP (the “Prime Rate” as published by The Wall Street Journal) plus 1.25% per annum or (ii) 4.50% per annum.

The Term Loan Agreements contain negative covenants that, subject to certain exceptions, limits the ability of the Company and its subsidiaries to, among other things, incur additional indebtedness, make restricted payments, pledge their assets as security, make investments, loans, advances, guarantees and acquisitions, undergo fundamental changes and enter into transactions with affiliates.

The Term Loan Agreements also provides that the Company and its subsidiaries on a consolidated basis, must have a Fixed Charge Coverage Ratio of not less than 1.25 to 1.00, as described in detail in the Loan Agreements.

The Term Loan Agreements contain events of default that are customary for a facility of this nature, including (subject in certain cases to grace periods and thresholds) nonpayment of principal, nonpayment of interest, fees or other amounts, material inaccuracy of representations and warranties, violation of covenants, cross-default to certain other existing indebtedness, bankruptcy or insolvency events, and certain judgment defaults as specified in the Term Loan Agreements. If an event of default occurs, the maturity of the amounts owed under the Term Loan Agreements may be accelerated.

The obligations under the Term Loan Agreements are guaranteed by the Company and IFP and are secured by mortgages on their real estate located in Florida, Illinois and Pennsylvania and substantially all of their assets, in each case, subject to certain exceptions and permitted liens.

Revolving Credit Facility

The Company entered into a Loan Agreement (the “Revolver Loan Agreement”), dated as of June 6, 2022 (the “Closing Date”), with MapleMark Bank (the “Lender”) for a $2,014,333.34 senior secured revolving credit facility (the “Revolver Loan”). The Revolver Loan Agreement replaces, and pays off, the Company’s existing asset-based revolving credit agreement with Fifth Third Bank. Any amounts borrowed under the Revolver Loan will bear interest at the greater of (a) the Base Rate (the rate of interest per annum quoted in the “Money Rates” section of The Wall Street Journal from time to time and designated as the “Prime Rate”) plus 0.25% per annum and (b) 3.50% per annum. As detailed in the Revolver Loan Agreement, the Revolver Loan matures on November 28, 2022 and in the event United States Department of Agriculture issues a guarantee of repayment of the Revolver Loan in favor of the Lender pursuant to its Business and Industry Loan Guarantee Program (the “USDA Guarantee”), at the Company’s option, the amount of the Revolver Loan can be expanded to $3,000,000 and its term extended to November 28, 2023.

The Revolver Loan Agreement contains negative covenants that, subject to certain exceptions, limit the ability of the Company and its subsidiaries to, among other things, incur additional indebtedness, make restricted payments, pledge their assets as security, make investments, loans, advances, guarantees and acquisitions, undergo fundamental changes and enter into transactions with affiliates. The Company is also subject to a fixed charge coverage ratio covenant for the Revolver Loan as described in more detail in the Revolver Loan Agreement.

The Revolver Loan Agreement contains events of default that are customary for a facility of this nature, including (subject in certain cases to grace periods and thresholds) nonpayment of principal, interest, fees or other amounts, material inaccuracy of representations and warranties, violation of covenants, cross-default to certain other existing indebtedness, bankruptcy or insolvency events, certain judgment defaults, and loss of liens or guarantees as specified in the Revolver Loan Agreement. If an event of default occurs, the commitments of the Lender to lend under the Revolver Loan Agreement may be terminated and the maturity of the amounts owed may be accelerated.

The obligations under the Revolver Loan Agreement are guaranteed by the Company and each of its subsidiaries and are secured by substantially all of the assets of the Company and its subsidiaries, in each case, subject to certain exceptions and permitted liens.

The foregoing descriptions of the Revolver Loan Agreement and the Term Loan Agreements (collectively, the “Loan Agreements”), as well as their respective material ancillary documents (e.g., mortgages, security agreements, notes) are qualified in their respective entireties by reference to the respective agreements attached as exhibits to this Form 8-K and incorporated by reference in this Item 1.01. Defined terms used in this 8-K and not defined herein shall the meanings assigned them in the respective Loan Agreements. No assurance can be given that any event described herein as occurring after the date hereof will in fact occur on a timely basis or at all.

Item 1.02.	Termination of a Material Definitive Agreement.

On the Closing Date, the Company repaid in full and terminated all existing loans and related documents with Fifth Third Bank.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K with respect to the Loan Documents is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit*	Description

10.1	Loan Agreement dated as of June 6, 2022 between the Registrant, Innovative Food Properties, LLC and MapleMark Bank (FL, IL).
10.2	Loan Agreement dated as of June 6, 2022 between the Registrant, Innovative Food Properties, LLC and MapleMark Bank (PA).
10.3	Mortgage, Security Agreement, Assignment of Rents And Leases and Fixture Filing dated as of June 6, 2022 between registrant and MapleMark Bank (FL).
10.4	Mortgage, Security Agreement, Assignment of Rents And Leases and Fixture Filing dated as of June 6, 2022 between registrant and MapleMark Bank (IL).
10.5	Mortgage, Security Agreement, Assignment of Rents And Leases and Fixture Filing dated as of June 6, 2022 between registrant and MapleMark Bank (PA).
10.6	Promissory Note by the Registrant and Innovative Food Properties, LLC, as borrower, in favor of MapleMark Bank, as lender, dated as of June 6, 2022 (FL, IL).
10.7	Promissory Note by the Registrant, as borrower, in favor of MapleMark Bank, as lender, dated as of June 6, 2022 (PA).
10.8	Pledge and Security Agreement dated as of June 6, 2022 by the Registrant, Innovative Food properties, LLC and the Registrant’s subsidiaries signatory thereto in favor of MapleMark Bank (FL, IL).
10.9	Pledge and Security Agreement dated as of June 6, 2022 by the Registrant, Innovative Food properties, LLC and the Registrant’s subsidiaries signatory thereto in favor of MapleMark Bank (PA).
10.10	Guaranty Agreement dated as of June 6, 2022 between the Registrant’s subsidiaries parties thereto and MapleMark Bank.
10.11	Loan Agreement dated as of June 6, 2022 between the Registrant and MapleMark Bank.
10.12	Promissory Note by the Registrant, as borrower, in favor of MapleMark Bank, as lender, dated as of June 6, 2022
10.13	Pledge and Security Agreement dated as of June 6, 2022 by the Registrant and the Registrant’s subsidiaries signatory thereto in favor of MapleMark Bank.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

*

Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K under the Securities Act. The Company agrees to furnish supplementally any omitted schedules to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE FOOD HOLDINGS, INC.

Dated: June 14, 2022
By: /s/ SAM KLEPFISH Sam Klepfish, CEO